                     WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                        700 N.E. Multnomah, Suite 1600
                          Portland, Oregon 97232-4116

                             Semi - Annual Report
                      For The Period Ended June 30, 1996



                                August 29, 1996


To the Members:

     The enclosed information concerning the performance results of WhiteRock Portfolio Investors, L.L.C. for the period ended June 30, 1996, and the financial position of the Company as of this date, is being furnished to you for your information and in accordance with applicable law. This information has not been audited by the Company's independent public accountants.

     Please retain this information for future reference and call the undersigned at (214) 831-2000 with any questions you may have.

                                  Sincerely,

                                  /s/ Sharlene D. Snyder


                                  Sharlene D. Snyder
                                  Assistant Secretary

                     WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                       Statement of Financial Condition
                               at June 30, 1996

                                        June 30, 1996        December 31, 1995
                                     ------------------------------------------
ASSETS:
 Cash in Bank                         $      1,000,375       $       1,834,136
 Investment in Brazos Fund                  14,408,450              10,216,165
 Accounts Receivable                             7,729                   7,729
                                     -----------------      -------------------
  TOTAL ASSETS                        $     15,416,553       $      12,058,030
                                     =================      ===================

LIABILITIES:
 Accounts Payable                     $         29,411       $          29,356
                                     -----------------      -------------------
  TOTAL LIABILITIES                             29,411                  29,356
                                     -----------------      -------------------

MEMBER'S EQUITY:
 Member's Equity                            14,498,762              12,087,790
 Life-to-Date Earnings                         888,380                 (59,116)
                                     -----------------      -------------------
  TOTAL MEMBER'S EQUITY                     15,387,143              12,028,674
                                     =================      ===================

  TOTAL LIABILITIES &
  MEMBER'S EQUITY                     $     15,416,553       $      12,058,030
                                     =================      ===================

                     WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                            Statement of Operations
                for the Semi-Annual Period Ended June 30, 1996

                                   June 1996      December 1995         LTD
                                 ------------     --------------    ----------
REVENUES:
 Interest Income - Other         $    15,284       $         --     $   15,284
 Brazos Fund Investment              932,273            (59,116)       873,157
                                 ------------      -------------    ----------
   TOTAL REVENUES                    947,556            (59,116)       888,440
                                 ------------      -------------    ----------

EXPENSES:
 Bank Service Charges                     60                  0             60
                                 ------------      -------------
   TOTAL EXPENSES                         60                  -             60
                                 ------------      -------------    ----------

   NET INCOME/(LOSS)             $   947,496       $    (59,116)    $  888,380
                                 ============      =============    ==========

                     WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                              Statement of Equity
                      for the Period Ended June 30, 1996

                                                            Units
                                                         -----------
PACIFICORP                              $ 15,225,266         979,130
J.T. CRANDALL                                153,791           9,890
OTHER MEMBERS                                  8,086             520
                                        ------------     -----------
TOTAL EQUITY                            $ 15,387,143         989,540
                                        ============     ===========